Exhibit 99.2

0

EMCLAIRE FINANCIAL CORP.

PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 20, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp. (“Emclaire” or the “Corporation”), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of the Corporation that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Corporation to be held virtually on Wednesday, July 20, 2022, at 9:00 a.m., local time, and at any adjournment or postponement thereof as follows:

(Continued and to be signed on the reverse side)

1.1	14475

SPECIAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP.

July 20, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/294482803 (password: emclaire2022) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy statement/prospectus for the Special Meeting of Shareholders is available in the Financial Information section on our website at www.emclairefinancial.com

¯ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. ¯

00030030030000000000	5	072022

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AND APPROVE THE
MERGER AGREEMENT, “FOR” THE COMPENSATION PROPOSAL AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF
NECESSARY, TO SOLICIT ADDITIONAL PROXIES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT, “FOR” THE COMPENSATION PROPOSAL AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement/Prospectus.

If you wish to attend the virtual Special Meeting, please see the instructions in the Proxy Statement/Prospectus, dated June 8, 2022.

			FOR	AGAINST	ABSTAIN
1.

To adopt and approve the Agreement and Plan of Merger dated as of March 23, 2022, by and among Emclaire Financial Corp., Farmers National Banc Corp. and FMNB Merger Subsidiary V, LLC (the “Merger Agreement”).

			☐	☐	☐
2.

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Emclaire’s named executive officers that is based on or otherwise relates to the merger (the “Emclaire compensation proposal”).

			☐	☐	☐
3.

To approve the adjourment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.

			☐	☐	☐
To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP.

July 20, 2022

A Special Meeting of Shareholders of Emclaire Financial Corp. will be held virtually via the Internet on July 20, 2022 at 9:00 a.m. local time. If you wish to attend the virtual Special Meeting, please visit https://web.lumiagm.com/294482803 (password: emclaire2022) and be sure to have your control number available.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement/prospectus for the Special Meeting of Shareholders is available in the Financial Information section on our website at www.emclairefinancial.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

00030030030000000000 5	072022

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT,
“FOR” THE COMPENSATION PROPOSAL AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL
PROXIES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
HERE ☒

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT, “FOR” THE COMPENSATION PROPOSAL AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement/Prospectus.

If you wish to attend the virtual Special Meeting, please see the instructions in the Proxy Statement/Prospectus, dated June 8, 2022.

			FOR	AGAINST	ABSTAIN
1.

To adopt and approve the Agreement and Plan of Merger dated as of March 23, 2022, by and among Emclaire Financial Corp., Farmers National Banc Corp. and FMNB Merger Subsidiary V, LLC (the “Merger Agreement”).

			☐	☐	☐
2.

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Emclaire’s named executive officers that is based on or otherwise relates to the merger (the “Emclaire compensation proposal”).

			☐	☐	☐
3.

To approve the adjourment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.

			☐	☐	☐
To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.